Exhibit 10.1

WAIVER AND SIXTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

THIS WAIVER AND SIXTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of July 30, 2013 by and among GSE ENVIRONMENTAL, INC., a Delaware corporation f/k/a Gundle/SLT Environmental, Inc. (the “Borrower”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE”), as Agent and as a Lender, and the other LENDERS signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties, GE, as Agent and as a Lender, and the other Lenders from time to time party thereto are parties to that certain First Lien Credit Agreement dated as of May 27, 2011 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Designated Default (as defined below) has occurred and is continuing;

WHEREAS, Borrower has requested that Agent and Lenders (i) waive the Designated Default and (ii) amend certain provisions of the Credit Agreement; and

WHEREAS, subject to the satisfaction (or waiver by the Lenders) of the conditions set forth herein, Agent and the Lenders signatory hereto constituting the Required Lenders and Required Revolving Lenders are willing to waive the Designated Default and to amend the Credit Agreement in certain respects, in each case, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Limited Waiver.  Pursuant to subsection 7.1(c) of the Credit Agreement, an Event of Default has occurred and is continuing as a result of the Credit Parties’ failure to comply with the maximum Total Leverage Ratio covenant set forth in Section 6.2 of the Credit Agreement as of June 30, 2013 (such Event of Default, together with any Event of Default arising from the Borrower’s failure to provide notice of such Event of Default to the Agent, collectively, the “Designated Default”). Effective as of the date hereof, subject to the satisfaction of the conditions set forth in Section 4 hereof,  Agent and the Lenders signatory hereto, constituting Required Lenders and Required Revolving Lenders, hereby waive the Designated Default.

The  waiver contained in this Section 2 is a limited waiver and (i) shall only be relied upon and used for the specific purposes expressly set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (a) any Default or Event of Default (other than the Designated Default) or (b) any term or condition of the Credit Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

3. Amendments to Credit Agreement.  Upon satisfaction (or waiver by the Lenders) of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Subsection 1.1(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

“(b) The Revolving Credit.  Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Revolving Lender severally and not jointly agrees to make Loans to the Borrower (each such Loan, a “Revolving Loan”) from time to time on any Business Day during the period from the Closing Date through the Final Availability Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender’s name in Schedule 1.1(b) under the heading “Revolving Loan Commitments” (such amount, as the same may be reduced or increased from time to time in accordance with this Agreement (including pursuant to Section 1.12), being referred to herein as such Revolving Lender’s “Revolving Loan Commitment”); provided, however, that, after giving effect to any Borrowing of Revolving Loans, the aggregate principal amount of all outstanding Revolving Loans shall not exceed the Maximum Revolving Loan Balance.  Subject to the other terms and conditions hereof, amounts borrowed under this subsection 1.1(b) may be repaid (without premium or penalty except as, and to the extent, set forth in Section 10.4) and reborrowed from time to time.  The “Maximum Revolving Loan Balance” from time to time will equal (i) the Aggregate Revolving Loan Commitment then in effect less (ii) the sum of (I) the aggregate amount of Letter of Credit Obligations plus (II) the aggregate principal amount of outstanding Swing Loans plus (III) the Interest Reserve (after giving effect to any reduction thereof to the extent a requested Revolving Loan shall be utilized to pay interest for which the Interest Reserve has been established).  If at any time the then outstanding principal balance of Revolving Loans exceeds the Maximum Revolving Loan Balance, then the Borrower shall immediately prepay outstanding Revolving Loans in an amount sufficient to eliminate such excess.

As of the Sixth Amendment Effective Date, the aggregate outstanding principal amount of Revolving Loans (such outstanding Revolving Loans, the “Sixth Amendment Revolving Loans”) is $19,111,569.48 (the “Revolving Loan Cap”) and the aggregate face value of all Letters of Credit (such outstanding Letters of Credit, the “Sixth Amendment LCs”) Issued and outstanding under this Agreement is $2,431,391.00 (the “LC Facility Cap”; the LC Facility Cap together with the Revolving Loan Cap are sometimes referred to herein collectively as the “Revolving Facility Cap”), in each case, as set forth on Schedule 1.1(b).  Notwithstanding anything to the contrary set forth in this Section 1.1(b) or anywhere else in the Credit Agreement or any other Loan Document, from and after the Sixth Amendment Effective Date (a) prior to the repayment in full of all revolving loans and other obligations under, and the termination of, the First Lien Revolving Facility, no further Revolving Loans shall be made or funded or Letters of Credit Issued hereunder (provided, Revolving Loans may be funded solely to pay any L/C Reimbursement Obligations that may arise in respect of Sixth Amendment LCs, whereupon the Revolving Loan Cap shall be deemed to have increased, and the LC Facility Cap reduced, by such amount) and (b) until the Required Leverage Date shall occur, no (i) Letters of Credit shall be Issued if, after giving effect to such Issuance, the aggregate face amount of all Issued and outstanding Letters of Credit shall exceed the LC Facility Cap (provided, the LC Facility Cap shall be increased on the date the First Lien Revolving Facility terminates in accordance with Section 4.19 by an amount equal to the aggregate face amount of all “Letters of Credit” (as defined in the First Lien Revolving Facility), which such aggregate amount shall not in any event exceed $600,000, issued and outstanding as of such date of termination, whereupon all such “Letters of Credit” thereunder shall automatically become and be deemed to constitute Letters of Credit hereunder for all purposes of this Agreement and the other Loan Documents), (ii) Revolving Loans shall be made or funded if, after giving effect to such making or funding, the aggregate outstanding principal amount of Revolving Loans shall exceed the Revolving Loan Cap (except in respect of Revolving Loans funded solely to pay L/C Reimbursement Obligation arising in respect of a Letter of Credit Issued in accordance herewith, whereupon the Revolving Loan Cap shall be deemed to have increased, and the LC Facility Cap reduced, by such amount) and (iii) Revolving Loans shall be made or funded and no Letters of Credit shall be Issued if, after giving effect to such making, funding or Issuance, the sum of (y) aggregate outstanding principal amount of Revolving Loans and (z) all Issued and outstanding Letters of Credit, shall exceed the Revolving Facility Cap.

Upon the effectiveness of the First Lien Revolving Facility, each Revolving Lender’s Revolving Loan Commitment hereunder shall be deemed automatically reduced on a dollar for dollar basis by an amount equal to the aggregate principal amount of such Revolving Lender’s commitment in respect of the First Lien Revolving Facility; provided, the aggregate principal amount of the reductions to the Revolving Loan Commitments shall not exceed $8,000,000.  The outstanding principal amount of the Sixth Amendment Revolving Loans and the Sixth Amendment LCs shall not be reduced or otherwise modified solely as a result of the reduction of the Revolving Loan Commitments described above.  The Sixth Amendment Revolving Loans and Letter of Credit Obligations in respect of Sixth Amendment LCs held by a Revolving Lender are referred to herein collectively as such Revolving Lender’s “Pre-Amendment Revolving Share” and all such Pre-Amendment Revolving Shares are referred to herein collectively as the “Aggregate Pre-Amendment Revolving Amount”, in each case, as such amounts are set forth on Schedule 1.1(b).  As a result of the foregoing, until the Commitment Reinstatement Date (as defined below) (i) interest and fees in respect of the Sixth Amendment Revolving Loans and the Sixth Amendment LCs shall accrue for the benefit of each Revolving Lender based on each such Revolving Lender’s Pre-Amendment Revolving Share, (ii) all payments of principal and interest in respect of Sixth Amendment Revolving Loans and Sixth Amendment LCs, shall be paid, allocated and applied to the Aggregate Pre-Amendment Revolving Amount on a pro rata basis based on each Revolving Lender’s Pre-Amendment Revolving Share and (iii) the Unused Commitment Fee accruing and payable to each Revolving Lender shall be calculated based upon such Revolving Lender’s Revolving Loan Commitment after giving effect to the Sixth Amendment and such Revolving Lender’s Pre-Amendment Revolving Share.

Upon the repayment in full of all revolving loans and other obligations outstanding under, and the termination of, the First Lien Revolving Facility, each Revolving Lender’s Revolving Loan Commitment hereunder shall be deemed automatically increased on a dollar for dollar basis by an amount equal to the aggregate principal amount of such Revolving Lender’s commitment in respect of the First Lien Revolving Facility so as to reinstate the Revolving Loan Commitments of the Revolving Lenders at the respective amounts thereof as in effect immediately prior to the effectiveness of the Sixth Amendment (i.e., the Aggregate Revolving Loan Commitment shall be $35,000,000 and the Revolving Loan Commitments of the Revolving Lenders shall be in the respective amounts therefor set forth in Schedule 1.1(b) maintained by Agent immediately prior to the effectiveness of the Sixth Amendment) (such date, the “Commitment Reinstatement Date”); provided such reinstatement shall be subject to, and shall preserve the effectiveness of, any prior reduction in the Aggregate Revolving Loan Commitment otherwise required pursuant to this Agreement.”

(b) Section 2.2 of the Credit Agreement is hereby amended by (i) deleting “and” appearing at the end of clause (c) thereof, (ii) deleting “.” appearing at the end of clause (d) thereof and substituting “; and” therefor and (iii) adding the following language as new clause (e) thereto in appropriate alphabetical order:

“(e)           after giving effect to any Loan and the contemporaneous uses of the proceeds thereof, the Credit Parties’ cash and Cash Equivalents shall not exceed $3,000,000.”

(c) Subsection 4.2(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

“(b)           concurrently  with  the  delivery  of  the  financial  statements  referred  to  in subsections 4.1(a), 4.1(b) and, solely to the extent necessary to calculate the Total Leverage Ratio as and to the extent required by Section 6.2, 4.1(c), a fully and properly completed Compliance Certificate in the form of Exhibit 4.2(b), certified on behalf of the Borrower by a Responsible Officer of the Borrower;”

(d) Section 4.2 of the Credit Agreement is hereby further amended by (i) deleting “and” appearing at the end of clause (f) thereof, (ii) deleting “.” appearing at the end of clause (g) thereof and substituting “; and” therefor and (iii) adding the following language as new clause (h) thereto in appropriate alphabetical order:

“(h)           on a weekly basis, commencing with the first Monday following the Sixth Amendment Effective Date and continuing on each Monday thereafter until the Required Leverage Date, a thirteen (13) week cash flow forecast for the thirteen (13) week period comprised of the most recent week ended prior to such Monday and the immediately succeeding twelve (12) weeks thereafter.”

(e) Article IV of the Credit Agreement is hereby amended by adding the following new Section 4.19 thereto in appropriate numerical order:

“Section 4.19 Junior Capital Raise; First Lien Revolving Facility. The Borrower shall comply, and each of the other Credit Parties shall cause the Borrower to comply, with each of the following covenants:

(a)           no later than October 31, 2013 (the “Junior Capital Outside Date”), the Borrower shall have obtained additional junior capital in the form of unsecured mezzanine Indebtedness or preferred equity, in either case, on terms and conditions (including subordination terms) reasonably acceptable to Agent or in the form of common equity, in any case, with aggregate Net Issuance Proceeds in an amount not less than $20,000,000 (such Indebtedness or equity, as applicable, the “Junior Capital”);

(b)           upon receipt of the Net Issuance Proceeds of the Junior Capital and notwithstanding anything to the contrary set forth in Section 1.8 or elsewhere in this Agreement, the Borrower shall immediately apply such Net Issuance Proceeds as follows:

(i) in the event such Net Issuance Proceeds are received on or prior to September 30, 2013

(w) the first $10,000,000 shall be applied first, to the lesser of (A) the aggregate outstanding principal amount of the revolving loans under the First Lien Revolving Facility and (B) $900,000, whereupon the aggregate commitments of the lenders under the First Lien Revolving Facility shall be permanently and automatically reduced by such amount and second, to the outstanding Initial Term Loans (which such prepayment amount as to the Initial Term Loans shall be applied to the scheduled principal payments of thereof in the inverse order of maturity);

(x) after giving effect to clause (i)(w), the next $10,000,000 shall be applied first, to the aggregate outstanding principal amount of the revolving loans under the First Lien Revolving Facility without a permanent reduction of the revolving loan commitment thereunder and second, to the outstanding Revolving Loans without a permanent reduction of the Revolving Loan Commitments of the Lenders; provided the Borrower shall be permitted to retain as cash on the balance sheet such portion of such $10,000,000 remaining after the outstanding principal balance of each of the revolving loans under the First Lien Revolving Facility and the Revolving Loans shall have been reduced to zero ($0);

(y) the aggregate principal amount of Net Issuance Proceeds received by the Borrower in respect of such Junior Capital in excess of $20,000,000 but less than or equal to $40,000,000 (such amount, the “First Surplus Amount”) shall be applied as follows:  (A) fifty percent (50%) of the First Surplus Amount shall be applied to the outstanding Revolving Loans without a permanent reduction of the Revolving Loan Commitments of the Lenders; provided the Borrower shall be permitted to retain as cash on the balance sheet such portion of the First Surplus Amount remaining after the outstanding principal balance of the Revolving Loans shall have been reduced to zero ($0) and (B) fifty percent (50%) of the First Surplus Amount shall be applied to the outstanding Initial Term Loans (which such prepayment amount as to the Initial Term Loans shall be applied to the scheduled principal payments thereof in the inverse order of maturity); and

(z) the aggregate principal amount of the Net Issuance Proceeds received by the Borrower in respect of such Junior Capital in excess of $40,000,000 shall be applied to the Initial Term Loans (which such prepayment amount as to the Initial Term Loans shall be applied to the scheduled principal payments thereof in the inverse order of maturity); and

(ii) in the event such Net Issuance Proceeds are received after September 30, 2013

(w) the first $10,000,000 shall be applied first to the aggregate outstanding principal amount of the revolving loans and the other obligations under the First Lien Revolving Facility, whereupon the aggregate commitments of the lenders under the First Lien Revolving Facility shall be permanently and automatically reduced to zero ($0) and the First Lien Revolving Facility shall terminate in full, and second to the outstanding Initial Term Loans (which such prepayment amount as to the Initial Term Loans shall be applied to the scheduled principal payments of thereof in the inverse order of maturity);

(x) after giving effect to clause (ii)(w), the remaining $10,000,000 shall be applied to the outstanding Revolving Loans without a permanent reduction of the Revolving Loan Commitments of the Lenders; provided the Borrower shall be permitted to retain as cash on the balance sheet such portion of such $10,000,000 remaining after the outstanding principal balance of the Revolving Loans shall have been reduced to zero ($0);

(y) the First Surplus Amount shall be applied as follows:  (A) fifty percent (50%) of the First Surplus Amount shall be applied to the outstanding Revolving Loans without a permanent reduction of the Revolving Loan Commitments of the Lenders; provided the Borrower shall be permitted to retain as cash on the balance sheet such portion of the First Surplus Amount remaining after the outstanding principal balance of the Revolving Loans shall have been reduced to zero ($0) and (B) fifty percent (50%) of the First Surplus Amount shall be applied to the outstanding Initial Term Loans (which such prepayment amount as to the Initial Term Loans shall be applied to the scheduled principal payments thereof in the inverse order of maturity); and

(z) the aggregate principal amount of the Net Issuance Proceeds received by the Borrower in respect of such Junior Capital in excess of $40,000,000 shall be applied to the Initial Term Loans (which such prepayment amount as to the Initial Term Loans shall be applied to the scheduled principal payments thereof in the inverse order of maturity);

(c)           on September 30, 2013, the Borrower shall make a prepayment of all outstanding revolving loans existing under the First Lien Revolving Facility in excess of $900,000 and the aggregate commitments of the lenders under the First Lien Revolving Facility shall be permanently and automatically reduced to $900,000; and

(d)           to the extent not otherwise previously paid in full and terminated, no later than October 31, 2013, the Borrower shall make a prepayment of all outstanding revolving loans and other obligations then due and owing under the First Lien Revolving Facility and the aggregate commitments of the lenders under the First Lien Revolving Facility shall be permanently and automatically reduced to zero ($0) and terminated.”

(f) Section 5.1 of the Credit Agreement is hereby amended by (i) deleting “and” appearing at the end of clause (z) thereof, (ii) deleting “.” appearing at the end of clause (aa) thereof and substituting “; and” therefor and (iii) adding the following language as new clause (bb) thereto in appropriate alphabetical order:

“(bb)           Liens securing the First Lien Revolving Facility to the extent such facility is permitted pursuant to Section 5.5(r) and otherwise in accordance with the First Lien Revolving Facility Intercreditor Agreement.”

(g) Section 5.4(b) of the Credit Agreement is hereby amended by deleting the reference to “$10,000,000” therein and substituting “$6,200,000” therefor.

(h) Section 5.4(c) of the Credit Agreement is hereby amended by deleting the reference to “$750,000” therein and substituting “$250,000” therefor.

(i) Section 5.4(s) of the Credit Agreement is hereby amended by deleting the reference to “$5,000,000” therein and substituting “$1,000,000” therefor.

(j) Section 5.5(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

“(d)           Indebtedness not to exceed $6,000,000 in the aggregate at any time outstanding consisting of Capital Lease Obligations or secured by Liens permitted by subsection 5.1(h) and Permitted Refinancings thereof; provided the maximum amount of Indebtedness permitted to exist under this subsection 5.5(d) shall be increased upon the consummation of a Permitted Acquisition by the amount of the Target’s Capital Lease Obligations and Indebtedness secured by Liens of the type described in subsection 5.1(h), in each case as existing and outstanding at the time of such Permitted Acquisition and not incurred in connection with, or in anticipation of, such Permitted Acquisition; provided, further, in no event shall Borrower and its Domestic Subsidiaries incur any Indebtedness of the type described in the foregoing provisions of this clause (d) in an aggregate amount in excess of $3,000,000;”

(k) Section 5.5 of the Credit Agreement is hereby amended by (i) deleting “and” appearing at the end of clause (o) thereof, (ii) deleting clause (p) thereof in its entirety and (iii) adding the following language as new clauses (p), (q) and (r) thereto in appropriate alphabetical order:

“(p)           unsecured Indebtedness of the Foreign Subsidiaries of Holdings not exceeding $20,000,000 in the aggregate at any time outstanding;

(q)           to the extent constituting Indebtedness, the Junior Capital incurred in accordance with Section 4.19; and

(r)           secured Indebtedness under the First Lien Revolving Facility in an aggregate principal amount not to exceed $8,000,000 (as the same shall be reduced pursuant to the requirements of Section 4.19).”

(l) Section 6.2 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

“6.2           Total  Leverage  Ratio.    The  Credit  Parties  shall  not  permit  the  Total Leverage Ratio as of any date set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Date	Maximum Total Leverage Ratio
September 30, 2013	6.50:1.00
December 31, 2013	6.25:1.00
March 31, 2014	5.17:1.00
June 30, 2014	4.75:1.00
September 30, 2014	4.50:1.00
December 31, 2014	4.50:1.00
March 31, 2015	4.50:1.00
June 30, 2015	4.25:1.00
September 30, 2015 and the last day of Fiscal Quarter thereafter	4.00:1.00

In addition to the foregoing and notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, commencing with the measurement period ending as of October 31, 2013 and continuing until the Required Leverage Date, the Credit Parties shall not permit the Total Leverage Ratio as of the last day of any fiscal month that is the first or second fiscal month of a Fiscal Quarter to be greater than the Maximum Total Leverage Ratio set forth above for the most recently completed Fiscal Quarter (e.g., the Maximum Total Leverage Ratio as of October 31, 2013 and November 30, 2013 shall not exceed, in either case, 6.50:1.00).”

(m) Section 6.3 of the Credit Agreement is hereby amended by deleting the Minimum Interest Coverage Ratio level set forth therein for the measurement periods ending as of (i) September 30, 2013 and December 31, 2013 and substituting therefor, in each case, “2.00:1.00” and (ii) March 31, 2014 and substituting therefor “2.20:1.00”.

(n) Section 7.1 of the Credit Agreement is hereby amended by deleting subsection (c) thereof in its entirety and substituting the following therefor:

“(c)Specific Defaults. Any Credit Party fails to (i) perform or observe any term, covenant or agreement contained in any of subsection 4.3(a), subsection 4.4(a) (in respect of Holdings or the Borrower), Section 4.10, Section 4.17, subsection 4.19(c) or 4.19(d), Article V or Article VI or (ii) deliver any of the financial statements, certificates and other information required to be delivered pursuant to Section 4.1 or subsection 4.2(a), 4.2(b) or 4.2(h) within five (5) Business Days following the stated delivery date therefor; or”

(o) Section 7.1 of the Credit Agreement is hereby amended by deleting subsection (e) thereof in its entirety and substituting the following therefor:

“(e)           Cross-Default. Any Credit Party or any Subsidiary of any Credit Party (i) fails to make any payment in respect of (y) any Indebtedness (other than the Obligations) or Contingent Obligation (other than the Obligations) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of $2,500,000 or more or (z) the First Lien Revolving Facility, in either case, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant (after all applicable grace periods), or any other event shall occur or condition exist (after all applicable grace periods), under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, after giving effect to any cure or waiver of such failure, event or condition actually made or obtained, such Indebtedness to be declared to be due and payable prior to its stated maturity (without regard to any subordination terms with respect thereto), or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or”

(p) Section 7.1 of the Credit Agreement is hereby further amended by adding the following language to the end thereof:

“Notwithstanding the foregoing or anything else to the contrary set forth herein or in any other Loan Document, the Borrower’s failure to obtain the Junior Capital pursuant to Section 4.19 by October 31, 2013 or any time thereafter shall not constitute a Default or Event of Default hereunder or under any other Loan Document and sole effect of any such failure shall be the implementation of one or more Pricing Increases as set forth in the definition of Applicable Margin.”

(q) Section 8.10 of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting the following therefor:

“(b)           any Lien held by Agent for the benefit of the Secured Parties against (i) any Collateral that is sold, transferred, conveyed or otherwise disposed of by a Credit Party in a transaction permitted by the Loan Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in such Collateral pursuant to Section 4.12 after giving effect to such transaction have been granted, (ii) any property subject to a Lien permitted hereunder in reliance upon any of subsection 5.1(h), 5.1(i) or 5.1(bb) (in accordance with the First Lien Revolving Facility Intercreditor Agreement) and (iii) all of the Collateral and all Credit Parties, upon (A) termination of the Revolving Loan Commitments, (B) payment and satisfaction in full of all Loans, all L/C Reimbursement Obligations and all other Obligations (other than unasserted contingent indemnification obligations) under the Loan Documents and all Obligations arising under Secured Rate Contracts, that Agent has theretofore been notified in writing by the holder of such Obligation are then due and payable, (C) deposit of cash collateral with respect to all contingent Obligations (or, as an alternative to cash collateral, in the case of any Letter of Credit Obligation, receipt by Agent of a back-up letter of credit) in amounts and on terms and conditions and with parties satisfactory to Agent and each Indemnitee that is, or may be, owed such Obligations (excluding unasserted contingent indemnification obligations (other than L/C Reimbursement Obligations)) and (D) to the extent requested by Agent, receipt by Agent and the Secured Parties of liability releases from the Credit Parties each in form and substance reasonably acceptable to Agent.”

(r) Section 9.25 of the Credit Agreement is hereby amended by deleting subsection (II) thereof in its entirety and substituting the following therefor:

“(II)           EACH SECURED PARTY (I) UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS SHALL BE CREATED ON THE COLLATERAL PURSUANT TO THE FIRST LIEN REVOLVING FACILITY, WHICH LIENS SHALL BE PRIOR TO AND SENIOR TO THE LIENS CREATED PURSUANT TO THE LOAN DOCUMENTS IN ACCORDANCE WITH THE FIRST LIEN REVOLVING FACILITY INTERCREDITOR AGREEMENT, (II) AUTHORIZES AND INSTRUCTS AGENT TO ENTER INTO THE FIRST LIEN REVOLVING FACILITY INTERCREDITOR AGREEMENT ON BEHALF OF THE SECURED PARTIES, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE FIRST LIEN REVOLVING FACILITY INTERCREDITOR AGREEMENT, AND (III) AGREES TO BE BOUND BY THE TERMS OF THE FIRST LIEN REVOLVING FACILITY INTERCREDITOR AGREEMENT.”

(s) Section 11.1 of the Credit Agreement is hereby amended by adding the following language to the end of the definition of “Test Period” set forth therein:

“Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, with respect to the determination of the Credit Parties’ compliance with the Total Leverage Ratio covenant set forth in Section 6.2 as of the last day of each of the first and second fiscal month of each Fiscal Quarter, the applicable “Test Period” shall be deemed to be the trailing twelve month period ending as of such date.”

(t) Section 11.1 of the Credit Agreement is hereby amended by deleting the definition of each of “Applicable Margin” and “Consolidated EBITDA” set forth therein in its entirety and substituting the following language therefor:

“Applicable Margin” means:

(a)           with respect to Revolving Loans and Swing Loans:  (x) if a Base Rate Loan, six and one-half percent (6.50%) per annum and (y) if a LIBOR Rate Loan, seven and one-half percent (7.50%) per annum (as such percentages may be increased as, and to the extent, necessary to comply with Section 1.12);

(b)           with respect to Initial Term Loans:  (x) if a Base Rate Loan, six and one-half percent (6.50%) per annum and (y) if a LIBOR Rate Loan, seven and one-half percent (7.50%) per annum (as such percentages may be increased as, and to the extent, necessary to comply with Section 1.12);

(c)           with respect to Incremental Term Loans of any Tranche, that percentage per annum for Base Rate Loans and LIBOR Loans of such Tranche as specified pursuant to Section 1.12; and

(d)           with respect to any Tranche of Extended Term Loans or Extended Revolving Loans, that percentage per annum for Base Rate Loans and LIBOR Loans for such Tranche as set forth in the relevant Extension Offer.

Notwithstanding anything to the contrary set forth above or elsewhere in this Agreement, each of the interest rate margins set forth in clauses (a) and (b) above shall, without any further action of, consent by or notice to Agent, any Lender, any Credit Party or any other Person, automatically increase by (i) 50 basis points in the event the Borrower shall not have obtained the Junior Capital pursuant to and in accordance with Section 4.19 on or before the Junior Capital Outside Date, such increase being effective as of November 1, 2013 and (ii) an additional 50 basis points for each subsequent period of three consecutive months following the Junior Capital Outside Date during which the Borrower shall not have obtained the Junior Capital pursuant to and in accordance with Section 4.19, such increase being effective as of the first day immediately succeeding the last day of each such three month period (the increases to the Applicable Margin described in foregoing clauses (i) and (ii) being referred to herein as the “Pricing Increases”).  By way of example, if the Borrower shall obtain the Junior Capital on February 25, 2014, the interest rate margins set forth in clauses (a) and (b) shall each have increased 50 basis points on November 1, 2014 as a result of the Borrower not obtaining the Junior Capital by the Junior Capital Outside Date and an additional 50 basis points on February 1, 2014 as a result of the Borrower’s failure to obtain the Junior Capital during the period from November 1, 2013 to January 31, 2014.  All Pricing Increases implemented in accordance with this paragraph shall terminate and be of no further force or effect (and the Applicable Margins shall equal the interest rate margins expressly set forth in clauses (a) and (b) above, as applicable) from and after the first day immediately succeeding the date upon which the Borrower shall have obtained the Junior Capital pursuant to and in accordance with Section 4.19; provided, nothing herein shall affect, rescind or otherwise vitiate any interest accrued or paid in respect of any Pricing Increase prior to the date such Pricing Increase is so terminated.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, adjusted by (A) adding thereto (in each case to the extent deducted in determining Consolidated Net Income for such period), without duplication, the amount of (i) total interest expense (inclusive of amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees and commitment fees)) of Holdings and its Subsidiaries determined on a consolidated basis for such period, (ii) provision for taxes based on income and foreign withholding taxes for Holdings and its Subsidiaries determined on a consolidated basis for such period, (iii) all depreciation and amortization expense of Holdings and its Subsidiaries determined on a consolidated basis for such period, (iv) the amount of all Transaction Expenses for such period that are approved by the Arrangers, (v) the amount of all non-cash deferred compensation expense of Holdings and its Subsidiaries determined on a consolidated basis for such period resulting from the issuance of Stock or Stock Equivalents to former or current directors, officers or employees of Holdings or any Subsidiary of Holdings, or the exercise of such Stock Equivalents, (vi) the amount of all non-cash charges relating to the impairment or write-down of fixed assets, intangible assets (other than Accounts) or goodwill for such period, (vii) the amount of all other non-cash charges of Holdings and its Subsidiaries determined on a consolidated basis for such period, excluding any non-cash charge relating to a write-down, write off or reserve with respect to Accounts and inventory, (viii) reserved, (ix) any losses from sales of assets for such period other than inventory sold in the Ordinary Course of Business, (x) any extraordinary cash losses for such period, (xi) currency translation non-cash losses for such period related to currency remeasurements (including any loss resulting from Rate Contracts for currency exchange risk), (xii) any unrealized non-cash losses for such period in connection with any hedging agreements, (xiii) all fees and expenses incurred for such period in connection with Permitted Acquisitions and approved by Agent, (xiv) reserved, (xv) any fees and expenses incurred for such period in connection with the initial public offering of voting common Stock of Holdings (including fees and expenses incurred in connection with an unconsummated initial public offering of such Stock), including, without limitation, fees and expenses incurred in connection with the Second Amendment and the termination fee with respect to the Management Agreement paid in accordance with the Second Amendment, (xvi) costs and expenses actually incurred and paid in cash by Holdings or any Subsidiary of Holdings in connection with the restructuring efforts of Holdings and its Subsidiaries commenced during Fiscal Year 2013, together with severance expenses, in an aggregate amount for all such costs and expenses described in this clause (xvi) not to exceed (y) $4,500,000 during Fiscal Year 2013 and (z) $500,000 during Fiscal Year 2014, and (xvii) fees and expenses paid to Agent and/or the Lenders and legal expenses paid by the Borrower, in each case, pursuant to or in connection with the Sixth Amendment and, to the extent paid by the Borrower, the consulting fees and related expenses pursuant to the Consulting Agreement (as defined in the Sixth Amendment), and (B) subtracting therefrom (to the extent not otherwise deducted in determining Consolidated Net Income for such period) the amount of (i) all cash payments and cash charges made during such period relating to any non-cash charges taken in a previous period pursuant to preceding clause (A)(vii), (ii) any gains from sales of assets for such period other than inventory sold in the Ordinary Course of Business, (iii) any extraordinary cash gains for such period, (iv) any non-cash income or gains for such period (including any non-cash from the cancellation of Indebtedness), (v) currency translation gains for such period related to currency remeasurements (including any net gain resulting from Rate Contracts for currency exchange risk), (vi) any unrealized gains for such period in connection with any hedging agreements and (vii) solely for purposes of calculating the Interest Coverage Ratio for such period, all cash interest income for such period. For the avoidance of doubt, it is understood and agreed that, to the extent any amounts are excluded from Consolidated Net Income by virtue of the proviso to the definition thereof contained herein, add backs to Consolidated Net Income in determining Consolidated EBITDA as provided above shall be limited (or denied) in a fashion consistent with the proviso to the definition of Consolidated Net Income contained herein. Notwithstanding anything to the contrary contained above, for purposes of determining Consolidated EBITDA for any Test Period which ends prior to the first anniversary of the Closing Date, Consolidated EBITDA for all portions of such period occurring prior to the Closing Date shall be calculated in accordance with the definition of Test Period contained herein.

(u) Section 11.1 of the Credit Agreement is hereby further amended by adding the following new definitions thereto in appropriate alphabetical order:

“First Lien Revolving Agent” means General Electric Capital Corporation, in its capacity as “Agent” under the First Lien Revolving Facility, together with its successors and assigns.

“First Lien Revolving Facility” means the revolving credit facility evidenced by that certain First Lien Revolving Credit Facility to be dated no later than August 16, 2013 by and among the Borrower, the other Credit Parties party thereto, First Lien Revolving Agent and the financial institutions from time to time party thereto as lenders or letter of credit issuers thereunder.

“First Lien Revolving Facility Intercreditor Agreement” means that certain Intercreditor Agreement to be dated no later than August 16, 2013 by and among First Lien Revolving Agent and Agent and acknowledged by the Credit Parties.

“Interest Reserve” means a reserve against the Aggregate Revolving Loan Commitment established by the Agent on the first day of each month in an amount equal to the aggregate amount of interest in respect of the Loans accrued, or to be accrued, in respect of such month, but, in any event, not to exceed $1,300,000, as such reserve may be reduced during any such month by the amount of Revolving Loans, if any, funded specifically for the purpose of paying the interest for which such reserve was established.

“Required Leverage Date” means the date upon which the Borrower shall deliver to the Agent the financial statements and Compliance Certificate required pursuant to subsection 4.1(b) demonstrating (y) the Credit Parties’ Total Leverage Ratio as of the end of the Fiscal Quarter for which such financial statements and Compliance Certificate were delivered, is less than 5.00:1.00 and (z) the Credit Parties are in compliance with the covenants set forth in Article VI as of the last day of such Fiscal Quarter.

“Sixth Amendment” means that certain Waiver and Sixth Amendment to First Lien Credit Agreement dated as of the Sixth Amendment Effective Date by and among Borrower, the other Credit Parties, Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means July 30, 2013.

(v) The Credit Agreement is hereby amended by adding to Schedule 1.1(b) (Revolving Loan Commitments) the supplemental information set forth in Exhibit A.

(w) The Credit Agreement is hereby amended by deleting Exhibit 4.2(b) (Form of Compliance Certificate) attached thereto in its entirety and substituting the new form of Compliance Certificate attached hereto as Exhibit B therefor.

4. Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent:

(a) the execution and delivery to Agent of this Amendment by each Credit Party, Agent, Required Lenders and Required Revolving Lenders;

(b) the payment by Borrower to Agent of a fully-earned, non-refundable amendment fee for the ratable benefit of each applicable Lender that has delivered and released to Agent its executed signature page to this letter agreement by no later than 3:00 p.m. CST on July 29, 2013 (each such Lender, a “Consenting Lender”), equal to 0.50% of the sum of (y) the aggregate Revolving Loan Commitments of all Consenting Lenders and (z) the outstanding principal amount of the Initial Term Loan held by Consenting Lenders, in each case, as of the date hereof;

(c) after giving effect to this Amendment and the waiver contained herein, the truth and accuracy in all material respects of the representations and warranties contained in Section 6 hereof; and

(d) no Default or Event of Default (other than the Designated Default) shall have occurred and be continuing or arise as a direct result of the effectiveness of this Amendment.

5. First Lien Revolving Facility.  The Borrower hereby covenants and agrees to enter into and obtain the benefits of the First Lien Revolving Facility in an aggregate principal amount of up to $8,000,000 and otherwise in accordance with the Credit Agreement, as amended hereby, no later than August 16, 2013.

6. Representations and Warranties.   Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

(a) the representations and warranties made by such Credit Party contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

(b) such Credit Party is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable;

(c) such Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(d) the execution, delivery and performance by such Credit Party of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action;

(e) this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

(f) the execution, delivery and performance by each of the Credit Parties of this Amendment have been duly authorized by all necessary action, and do not and will not: (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any material order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (c) violate any material Requirement of Law in any material respect; and

(g) no Default or Event of Default (other than the Designated Default) exists or shall arise as a direct result of the effectiveness of this Amendment.

7. No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended, waived or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

8. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

9. Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.

10. Further Assurance.  Borrower hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Credit Agreement and the Loan Documents.

11. Governing Law and Jurisdiction.

(a) Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) (without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law)).

(b) Submission to Jurisdiction.  Any legal action or proceeding with respect to this Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Amendment, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(c) Service of Process.  Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with this Agreement by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such Person specified in the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein).  Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d) Non-Exclusive Jurisdiction.  Nothing contained in this Section 11 shall affect the right of Agent to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

(e) Waiver of Jury Trial.  THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS

(f) AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

12. Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

13. Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.  In addition, the Credit Parties hereby acknowledge and agree that (x) pursuant to that certain Consulting Services Agreement dated as of July 2, 2013 (the “Consulting Agreement”) by and among, inter alia, Agent and Richter Consulting, Inc. (“Consultant”), as a result of the Designated Default, Agent has engaged Consultant to assist Agent and the Lenders in evaluating, among other things, the current and projected financial performance of the Credit Parties, (y) the Credit Parties shall continue to cooperate in good faith with Consultant and provide Consultant access to senior management of the Credit Parties, in each case, pursuant to the engagement set forth in the Consulting Agreement and (z) all expenses incurred by Agent pursuant to such Consulting Agreement shall constitute Obligations and shall be paid by the Credit Parties (or the Credit Parties shall reimburse Agent therefor) pursuant to Section 9.5 of the Credit Agreement (and notwithstanding the waiver set forth in Section 2 hereof).

14. Release of Claims. In consideration of the Lenders’ and the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

GSE ENVIRONMENTAL, INC.
By:           /s/ Mark A. Whitney
Name:      Mark A. Whitney
Title:        Vice President

CREDIT PARTIES:

GSE HOLDING, INC.

By:           /s/ Mark A. Whitney
Name:      Mark A. Whitney
Title:        Vice President

GSE ENVIRONMENTAL, LLC

By:           /s/ Mark A. Whitney
Name:      Mark A. Whitney
Title:        Vice President

SYNTEC LLC

By: GSE Environmental, LLC
Its:  Sole Member
By:           /s/ Mark A. Whitney
Name:      Mark A. Whitney
Title:        Vice President

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and as a Lender

By: /s/ Richard B. Davidson
Name: Richard B. Davidson
Title:   Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

MGEC Funding 1 Ltd, as a Lender
By: General Electric Capital Corporation, as
Servicer

By:   /s/ Richard B. Davidson
Name: Richard B. Davidson
Title:   Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

MGEC Funding 2 Ltd, as a Lender
By: General Electric Capital Corporation, as
Servicer

By:  /s/ Richard B. Davidson
Name: Richard B. Davidson
Title:   Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GE CAPITAL BANK (fka GE CAPITAL FINANCIAL)., as a Lender

By: :  /s/ Woodrow Boraders
Name: Woodrow Broaders
Title:   Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Harleysville Life Insurance Company,
as a Lender

By: :  /s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title:   Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Wells Fargo Principal Lending, LLC,
as a Lender

By: :  /s/ Jeff Nikora
Name: Jeff Nikora
Title:   EVP

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Nationwide Mutual Fire Insurance Company,
as a Lender

By::  /s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title:   Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Nationwide Mutual Insurance Company,
as a Lender

By: :  /s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title:   Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

PennantPark Floating Rate Capital, Ltd., as a
Lender

By: :  /s/ Arthur Penn
Name: Arthur Penn
Title:   CEO

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JEFFERIES LEVERAGED CREDIT PRODUCTS,
LLC, as a Lender

By: :  /s/ William P. McLaughlin
Name: William P. McLaughlin
Title:   Senior Vice President

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JFIN CLO 2013 LTD, as a Lender

By: :  /s/ E. Joseph Hess
Name: E. Joseph Hess
Title:   Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JFIN CLO 2012 LTD, as a Lender

By: :  /s/ E. Joseph Hess
Name: E. Joseph Hess
Title:   Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JFIN CLO 2012 LTD, as a Lender

By: :  /s/ E. Joseph Hess
Name: E. Joseph Hess
Title:   Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

ING CAPITAL LLC, as a Lender

By: :  /s/ Marilyn Densel Fulton
Name: Marilyn Densel Fulton
Title:   Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

SUNS SPV LLC, as a Lender

By: :  /s/ Bruce Spohler
Name: Bruce Spohler
Title:   Chief Operating Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Whippoorwill Distressed Opportunity Fund, L.P.,
as a Lender

By: Whippoorwill Associates, Inc.,
its agent and authorized signatory

By: :  /s/ Steven K. Gendal
Name: Steven K. Gendal
Title:   Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

WellPoint, Inc., as a Lender

By: Whippoorwill Associates, Inc.,
its agent and authorized signatory

By:  /s/ Steven K. Gendal
Name: Steven K. Gendal
Title:   Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Whippoorwill Offshore Distressed Opportunity Fund, Ltd., as a Lender

By: Whippoorwill Associates, Inc.,
its agent and authorized signatory

By: :  /s/ Steven K. Gendal
Name: Steven K. Gendal
Title:   Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Whippoorwill Associates, Inc. Profit Sharing Plan, as a
Lender

By: Whippoorwill Associates, Inc., its agent and authorized signatory

By: :  /s/ Steven K. Gendal
Name: Steven K. Gendal
Title:   Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2005-1 Ltd., as a
Lender

By: Black Diamond CLO 2005-1 Adviser, L.L.C.
As its Collateral Manager

By:  /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2005-2 Ltd., as a
Lender

By: Black Diamond CLO 2005-2 Adviser, L.L.C.
As its Collateral Manager

By: :  /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2006-1  (Cayman)
LTD., as a Lender

By: Black Diamond CLO 2006-1 Adviser, L.L.C.
As its Collateral Manager

By: :  /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC Capital Corp. Loan Funding
2005-1, as a Lender

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager
By: GSC MANAGER, LLC, in its capacity as Manager
By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By: :  /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC GROUP CDO FUND VIII, Limited,
as a Lender

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager
By: GSC MANAGER, LLC, in its capacity as Manager
By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By: :  /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC Partners CDO Fund VII, Limited,
 as a Lender

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager
By: GSC MANAGER, LLC, in its capacity as Manager
By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By: :  /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

FIFTH STREET FUNDING II, LLC

By:   /s/ Ivelin M. Dimitrov
Name: Ivelin M. Dimitrov
Title:   Chief Investment Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

TELOS CLO 2006-1., as a Lender
Managed by Telos Asset Management LLC

By:   /s/ Ro Toyoshima
Name: Ro Toyoshima
Title:   Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

TELOS CLO 2007-2, Ltd., as a Lender
Management by Telos Asset Management LLC

By:   /s/ Ro Toyoshima
Name: Ro Toyoshima
Title:   Managing Director

EXHIBIT A

Supplement to Schedule 1.1(b) Revolving Loan Commitments

Lender	Sixth Amendment Revolving Loans	Sixth Amendment LCs	Pre-Amendment Revolving Share
	$	$	$
	$	$	$
	$	$	$
	$	$	$
	$	$	$
Total:	$19,111,569.48	$2,431,391.00
Aggregate Pre-Amendment Revolving Amount			$21,542,960.48

EXHIBIT B

Updated Exhibit 4.2(b) (Form of Compliance Certificate)

See attached.